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                                                                    EXHIBIT 23.2

                     [LETTERHEAD OF HUDDLESTON & CO. INC.]


                               LETTER OF CONSENT

     We hereby consent to the references to us under the heading "Oil and Gas Reserves" in the Annual Report on Form 10-K of PetroCorp Incorporated for the year ended December 31, 2001.

                                        HUDDLESTON & CO., INC.


                                        By:  /s/ B. P. HUDDLESTON
                                           -------------------------
                                           B. P. Huddleston, P.E.
                                           Chairman

Houston, Texas
March 26, 2002